Exhibit 99.1
Investor Day June 13, 2012
Forward-Looking Statements This presentation contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, future financial position, future net sales, projected expenses, products' placements, performance and acceptance, prospects and plans and management's objectives, as well as the growth of the overall market for our products in general and certain products in particular and the relative performance of other market participants are forward- looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipate," "believe," "estimate," "expect," "intend," "may," "might," "plan," "project," "will," "would," "should," "could," "can," "predict," "potential," "continue," "objective," or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements reflect our current views about future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual events or results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors. These forward-looking statements represent our estimates and assumptions only as of the date hereof. Unless required by U.S. federal securities laws, we do not intend to update any of these forward-looking statements to reflect circumstances or events that occur after the statement is made or to conform these statements to actual results. The following presentation should be viewed in conjunction with the consolidated financial statements and notes thereto appearing in our Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including but not limited to: inaccurate estimates of the potential market size for our products (including the hospital lab market in general and the blood stream infection (BSI) market in particular) or failure of the market for these products to grow as anticipated, the past performance of other companies (such as Cepheid) which we believe to have been in a market position analogous to where we believe we are now may not be predictive of our future results in the manner we believe them to be, our analysis of who our competitors have been, who they are now and who they will be in the future (particularly in the BSI, enteric, extended tuberculosis and meningitis MDx product markets) and our predictions of relevant future performance may be inaccurate, comparisons of actual financial results for another company to what we predict will be our future financial results may be inapposite, predictions of when "breakeven customer base" is achieved and its relationship to our cash flow position, needs and "burn" may prove to be inaccurate, entrance of other competitors or other factors causing us to lose competitive advantage in the sample-to-result MDx market, a lack of commercial acceptance of the Verigene System, its array of tests, and the development of additional tests, which could negatively affect our financial results, failure of third-party payors to reimburse our customers for the use of our clinical diagnostic products or reduction of reimbursement levels, which could harm our ability to sell our products, failure of our products to perform as expected or to obtain certain approvals or the questioning of the reliability of the technology on which our products are based, which could cause lost revenue, delayed or reduced market acceptance of our products, increased costs and damage to our reputation, our inability to manage our anticipated growth, constraints or inefficiencies caused by unanticipated acceleration and deceleration of customer demand, and those set forth under "Risk Factors" in our Annual Report on Form 10-K.
Fulfilling the Promise Parallel Development Strategies Provide Clear Path to Profitability with Significant Upside to Value Creation Conversion of microbiology to molecular methods drives profitability and sustained growth Cardiovascular Diagnostics generates significant upside Nanosphere Becomes a Market Leader in Infectious Disease Blood Stream Infection is the "Killer App" for Nanosphere and drives an immediate placement and revenue ramp Our Expectations for the Next Few Quarters Nanosphere Clear Path to Profitability Capital Requirements to Breakeven
Need for Speed Drives Decentralization Today 2015E $21.5B $24.9B $20.6B $29.3B Reference Labs (500) Hospital Labs (6,000 in total; 1,500 currently offer MDx) 10-15% Growth 5% Growth Over 4,500 hospital labs currently do not offer MDx but a majority of them plan to add MDx platforms in the next 3 years Note: Based upon Wall Street research and Nanosphere management estimates, 2010-2012. U.S. Market Size MDx Market Decentralization
Positioned for Global MDx Leadership Diagnostics Market - $41B (5-6%) Molecular Diagnostics - $4B (10-15%) Infectious Diseases Cardio/ Vascular Respiratory Viruses Blood Stream Infections Enteric Infections Troponin (heart attack & chronic heart failure) Thrombophilia Plavix and warfarin metabolism Source: Enterprise Analysis Corporation & Nanosphere estimates.
U.S. Market Opportunity Immediate Market Access Conversion of Microbiology to Molecular Methods $ 760M ++ PLUS ++ ++ PLUS ++ Intermediate Market Development (3-5 years; market education) Intermediate Market Development (3-5 years; market education) Pharmacogenetics Ultra-sensitive cTnI for AMI rule-out and ACS risk stratification Ultra-sensitive cTnI for chronic heart failure (CHF) $ 274M $ 100M $ 525M - $1B ++ PLUS ++ ++ PLUS ++ 5- 8 Year Horizon Platform can do all molecular assays plus proteins $ 5B+
MDx Decentralization Drivers Product Feature Need Sample-To- Result Double- Digit- Plexing Decentralization (from reference labs to hospitals) Complex Disease Detection (10-30 targets per sample) Hospitals are taking sophisticated MDx capabilities in-house Hospitals' need for more timely and cost effective results is driving . . . Need to diagnose complex problems is driving . . .
Five Years Ago, Sample-To-Result MDx Enough To Establish Leadership In Previously Untapped Market Five Years Ago Sample-to-result capability (in hospital labs) fueled the emergence of a major MDx market (MRSA screening) Note: Based upon Wall Street research and Nanosphere management estimates. Available Untapped Markets Available Untapped Markets Available Untapped Markets Sample-To-Result Needed? Global Market Size Yes $300M MRSA Barrier Sample-To-Result Capability
Available Untapped Markets Available Untapped Markets Available Untapped Markets Ideal Number of "Plex" Global Market Size 15-30 $200M 10-15 $400M 20 $150M 10-15 $100M Today, Sample-To-Result WITH Double-Digit-Plexing Is Needed To Break Into The Untapped Markets Today Leadership in BSI, Enteric, Extended TB, HAI, Meningitis, etc. will require a platform with (i) sample-to-result AND (ii) double-digit-plexing Note: Based upon Wall Street research and Nanosphere management estimates. Nanosphere Enteric Extended TB Meningitis BSI Barrier Double-Digit-Plexing (on Sample-To-Result Platform)
Untapped BSI Market Validated by Other Attempts Now Penetrated by Nanosphere Launched in 2005 in Europe but has had very low sales due to: Lack of sample-to-result High-cost consumable 8-9 hour turnaround BSI collaboration started in '07; terminated in '10 due to insufficient technology for whole blood Biomerieux April 2010 -- "The technical performance of the [sepsis] product under development [with Cepheid] was similar to existing solutions" 65 placements in prior 2 quarters for BSI Launch in 2Q12 Sample-to-result platform addresses market acceptance Double-digit-plexing capability addresses technological hurdles 2005 2007 - 2010 2012 We believe Nanosphere will be alone in selling a sample-to-result, multiplexed assay into the $260M BSI Dx consumables global market Technological Hurdle Market Acceptance Main Issue
Cepheid Success Demonstrates Potential
Michael McGarrity Chief Commercial Officer
Fulfilling the Promise BSI Addresses Clinical and Economic Problem Verigene Enables any Microbiology Lab Complex Requirements = Barriers to Entry Nanosphere Competitive Advantage Well Defined Commercial Plan Under Way
Acute and Growing Problem Source: Ly, et al., Therapeutics and Clinical Risk Management, Jun 2008, 4(3):637- 640 and Elixhauser, et al, AHRQ, Statistical Brief #122, Oct 2011. Cost BSI is the most costly reason for U.S. inpatient hospitalization ($15.4B annual) Delayed Diagnosis & intervention As each hour passes without targeted intervention, BSI causes an 8% increase in mortality Mortality 16.5% (8 times higher than any other diagnosis) Economic Antibiotic Stewardship Outcomes Reduced Mortality Benefit of Solution:
Microbiology Test Requirements Multiplexed Multiple Infectious target identification & resistance Clinically Actionable Result Accurate >95% sensitivity >95% specificity Fast Rapid Turn Around Time Easy to Use Sample to Result On Demand - Random Access

Verigene Changes the Game

Current Blood Culture Workflow



Blood Drawn
Bottle Culture
Gram Stain
Samples Plated for Sub-culturing
Resistance Testing
t=0
t=8h
t=24-36h
t=48-72h

The Verigene Difference



Blood Drawn
Bottle Culture
Gram Stain
BC-GP
t=0
t=8h
t=10
Saved Time, Money, Lives

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Nanosphere

Verigene Changes the Game

Saves Money

Rapid reporting leads to 6.2 day reduction in length of stay

$21,387 reduction in cost/patient

False positives for contaminants cost $8,750/patient

Saves Last Line Therapies

Rapid methicillin resistant reporting results in a 25.4-hour reduction in time to optimal antibiotic therapy

Saves Lives

80% reduction in I.C.U. mortality from 47.8% to 9.5%

Benefit of Solution:	Economic	Antibiotic Stewardship	Outcomes Reduced Mortality

* Source: Ly, et al., Therapeutics and Clinical Risk Management, Jun 2008, 4(3):637-640 and Elixhauser, et al, AHRQ, Statistical Brief #122, Oct 2011.

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Nanosphere
Filter Double Digit- Plexing Filtering Competitive Landscape Nanosphere Emerges as Leader Multi-Plexed Targets Multi-Plexed Targets >200 >200 >200 100 50 25 <5 <5 <5 Note: Based upon Wall Street research and Nanosphere management estimates. Filter Decentralized Hospital Market- Ready Filter Positioned to Build Installed Base Faster On Demand Sample to Result Multiplexed Direct Detection On Demand Sample- To- Result On Demand Sample- To- Result No No No Yes No Yes Direct Detection Direct Detection Yes No
Global Commercial Strategy U.S. Direct Sales force System engineering support group Clinical applications group Customer service / operations Europe Distribution Thermo Fisher / Grifols Asia/Pacific Handock
Customer Focus Regional Reference Labs with Limited Test Menu National Full-Service Reference Labs 35,000+ Clinics, Physician Offices / Other Laboratories ~4,500 Labs not Offering MDx Target customers: number of locations - US only
Established Customer Pipeline
Fulfilling the Promise Nanosphere leading conversion of outdated culture methods Immediate, well defined and understood Value Proposition Commercial organization already delivering on promise
Nathan A. Ledeboer
6-18 hours Notification of ordering MD of positive culture and plate for ID and Sus After 12-14 h incubation (24-48 h from time of draw), bacteria grow, lab begins ID After 2-24 h ID ( 48 h total) is reported to MD via chart, 48-72 h from time of draw, full ID and susceptibility reported to MD
What about the Patient? Better Turn Around Could result in de-escalation of therapy faster A significant potential cost savings Could discontinue therapy for contaminants faster Less risk for adverse event Direct Identification from Positive Blood Cultures Current research developing protocols for direct ID from positive blood cultures Bauer et al.(2010), $21,000.00 saved per patient, per septic episode using direct detection of MRSA Reduced length of hospitalization by 6.2 days Reduced duration of vancomycin therapy by 1.7 days Potential for broad panels much higher due to more organisms being identified Reduced cost of care
Patient Impact Retrospective chart review of patients with positive blood cultures obtained during validation a direct detection from positive blood culture bottles technology Time to ID (direct vs traditional culture methods) and start/stop times of antibiotics reviewed Theoretical reduction in empiric antibiotic duration and cost difference (AWP) calculated Paul J., et al. IDSA. 2011
Time to Antimicrobial De-Escalation Traditional ID Direct ID Difference (in hours) P Emperic Antibiotic Duration ( IQR, hrs) 66.6 (44.4-87.5) 15.5 (1.4-21.3) 51.6 (41.8-71.6) <0.01 Antibiotic Cost (USD) $245.24 $88.48 $156.76 <0.01 Paul J., et al. IDSA. 2011

Gram-Positive Blood Culture (BC-GP) Test (CE-IVD)			
Genus	*Staphylococcus* spp.	Species	•*Staphylococcus aureus* •*Staphylococcus epidermidis* •*Staphylococcus lugdunensis*
Genus	*Streptococcus* spp.	Species	•*Streptococcus pneumoniae* •*Streptococcus anginosus* Group •*Streptococcus agalactiae* (GBS) •*Streptococcus pyogenes* (GAS)
Genus	*Micrococcus* spp.	Species	•*Enterococcus faecalis* •*Enterococcus faecium*
Genus	*Listeria* spp.		
Resistance	*mecA*		
Resistance	*vanA*		
Resistance	*vanB*

Bacterial Targets	Culture Positive	True Positive	False Positive	True Negative	False Negative	Sensitivity (CI)	Specificity (CI)
Staphylococcus spp.	83[a]	83	0	31	0	100 (95-100)	100 (88-100)
S. aureus	35	35	0	79	0	100 (90-100)	100 (95-100)
S. epidermidis	33	31	0	81	2[b]	93.9 (79-99)	100 (95-100)
S. lugdunensis	1	1	0	113	0	100 (2-100)	100 (96-100)
Streptococcus spp.	10[c]	10	0	104	0	100 (69-100)	100 (96-100)
S. agalactiae	5	5	0	109	0	100 (47-100)	100 (96-100)
S. pyogenes	0	0	0	114	0	n/a	100 (96-100)
S. pneumoniae	0	0	0	114	0	n/a	100 (96-100)
S. anginosus group	0	0	0	114	0	n/a	100 (96-100)
Micrococcus spp.	5	5	0	109	0	100 (47-100)	100 (96-100)
Listeria spp	0	0	0	114	0	n/a	100 (96-100)
E. faecalis	9	9	0	105	0	100 (66-100)	100 (96-100)
E. faecium	4	3	0	110	1[d]	75.0 (19-99)	100 (96-100)
Other	3[e]	0	0	114	0	n/a	100 (96-100)
Verigene Performance Resistance Determinants Culture Positivea Sensitivity (CI) Specificity (CI) mecAb 35 97.1 (85-99) 97.0 (84-99) vanA/vanBc 3 66.7 (9-99) 100 (69-100)

US Enteric Panel	
Bacteria	Aeromonas spp.
	Campylobacter spp.
	Pleisomonas spp.
	Salmonella spp.
	Shigella spp.
	Vibrio spp.
	Yersinia spp.
	Salmonella typhi
	Shigella dysenteriae
	Campylobacter jejuni
	Vibrio cholerae
Other	E. coli O157:H7
	Shiga toxin 1
	Shiga toxin 2
Viruses	Adenovirus
	Norovirus
	Rotavirus

- **Predominantly outpatient orders – favorable reimbursement**
- **Turn-around for current culture-based methods is 48-72 hours for a negative results**
- **Limited requirement for susceptibility testing**
- **Adds common viral agents, enhances panel utility**
Conclusions Demands on the microbiology laboratory continues to evolve, placing increased emphasis on rapid, accurate testing systems. Multiplexed testing offers the potential to develop disease state testing as opposed to requiring physicians to request testing for each pathogen Random access testing will become the standard of care, physicians will no longer accept waiting days for molecular results
Roger Moody Chief Financial Officer
Financial Overview Investments to date provide significant financial leverage Microbiology opportunity alone drives to profitability and beyond Manufacturing poised for growth and highly scalable Future capital needs are very manageable
35 Building Sustainable Cash Flow RV BSI Gram+ C. Diff Enteric Clear Path To Low Cost Consumables BSI Gram- Working Capital
Microbiology Pipeline Drives Nanosphere to Profitability
Clear Path to Cost Advantage Cartridge Total Substrate Plastic Components Labor / Overhead Reagents Cents per target for Double-Digit-Plexing tests Today Near Term At Scale $20 <$11 <$5 $9 <$4 <$1 $4 <$2 <$1
Gross Margin Scalability ~ Profitability
A Clear Path to Profitability
Potential Capital Requirement Cash On Hand Working Capital Remaining Equipment Lease A/R LOC Solutions
Scalable Consumable Manufacturing Batch processes Add Labor Spin Coating Step & Repeat Piezoelectric nano-plotters Step & Repeat or Continuous Flow Mostly Automated Complete Automation Step & Repeat Mostly Automated Complete Automation Step & Repeat Significant capacity with a small team capable of supporting volume increases Three spin coaters cost under $50K and can produce 325,000 slides per year Each plotter costs less than $200K and can produce 200,000 per year Additional shift increases to 500,000 cartridges per year Replication capital below $500K Additional shift increases to 500,000 cartridges per year Replication capital below $500K Method Scale Up Cost
Cardio Diagnostics Provides Significant Upside
Key Take Aways Investments to date provide significant financial leverage Microbiology opportunity alone drives to profitability and beyond Manufacturing poised for growth and highly scalable Future capital needs are very manageable
Redefining the Detection Limits for Molecular Diagnostic Tools and Enabling Point-of-Care Medicine June 2012 Chad A. Mirkin Director, International Institute for Nanotechnology, Northwestern University
Molecular Diagnostics: The Challenges GENETIC MARKERS PCR/Fluorescence High Sensitivity Large Offsite Cumbersome Systems High Cost/High Skill Requirements Challenged with Respect to Multiplexing and Target Size Environmentally Challenged IMMUNO ASSAYS ELISA Low Sensitivity Inexpensive Challenged with Respect to Multiplexing Environmentally Challenged
The Nanosphere technology allows for high sensitivity, high selectivity detection, with massive multiplexing capabilities, regardless of target type or length. This opens up point-of-care applications and unique capabilities in point-of-care detection of DNA, and powerful new methods for the detection of microRNAs and novel protein targets that fly under the radar of conventional diagnostic tools. Molecular Diagnostics: The Challenges
Spherical Nucleic Acids (SNAs) 13 nm Au NP ~67,500 atoms Fluorescein 37 atoms 1 nm 40-mer Oligonucleotide 1400 atoms Synthetically Programmable Recognition Multivalency and Multi- functionality New Properties: Cooperative binding, Catalysis Mirkin et al, Nature 1996 (382) 607-609

SNAs: What SNA Particle Probes Makes Unique?





Property	Spherical Nucleic Acid Probess	Linear Nucleic Acids
Melting Transition	Narrow (~1°C)	Broad (~20°C)
Binding Strength	100 x stronger	
Inorganic Core's	Colorimetric, Catalytic, Magnetic, Fluorescent	N/A

A portfolio of over 290 patents covering SNA particle probe technology is licensed by Nanosphere.

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Nanosphere
Nanosphere Verigene System: Capabilities Clinical Microbiology Tests: - Influenza A and B* - Staphylococcus aureus* - 2009 H1N1* - Listeria spp. - Acinetobacter spp. Cardiac Tests: - Warfarin Metabolism* - F5/F2/MTHFR* Human Genetic Tests Pharmacogenetic Tests *FDA Cleared Panel Assays
Circulating MicroRNAs as New Targets for Molecular Diagnostics Short oligonucleotides that cannot be amplified by PCR At low concentrations in blood Over 1000 different types Different ones are deregulated as a function of disease state; SNPs make a difference Need profiling to determine which ones correlate with specific diseases Unique profiles for cancer grade and type.
MicroRNAs (miRNAs) as Alternative Biomarkers for Prostate Cancer Short (19-22 nucleotides) non- protein coding sequences Regulate the expression of 30-80% of all human protein-coding genes miRNA are found in stable form in blood and tissue Boyd. Laboratory Investigation, 2008; Mitchell et. al. PNAS, 2008

Massive Multiplexing Capabilities and Ability to Detect Short Targets Allow for Serum miRNA Detection (Invitrogen Array, ~1000 targets probed)


High signal Intensity
Low signal Intensity

85% of the miRNAs Are Missed by Conventional Fluorescence Based Scanners!

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Nanosphere

Payoff: Summary of miRNAs Screened with Nanosphere Technology for Gleason Score 9 Prostate Cancer (aggressive) Versus Gleason Score 6 (indolent) 1070 miRNAs screened 706 Validated 364 Novel 163 86
Field Defining Technologies
DNA target Colorimetric Tests Simple, POC Silver-Amplification Commercialized, POC Uses miRNA Profiling miRNA Profiling Electrical Handheld Raman Massive Multiplexing, Dual Readout Bio-Barcode Assay Ultrahigh Sensitivity Protein Detection: New Markers/ Tests One Platform: Massive IP Portfolio and Many Detection Methods and Capabilities

Investment Opportunity Nanosphere at the inflection point Immediate market opportunity Right technology at right time Clear path to profitability Significant upside beyond microbiology Commercial growth expands capital opportunities Past investments create real leverage